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                                                                   EXHIBIT 10.30

                               EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT, effective as of this 3lst day of July, 2006 by and between:

IPG PHOTONICS CORPORATION, a Delaware US corporation, having its headquarters at 50 Old Webster Road, Oxford, Massachusetts, 01540, USA ("IPG"); and

VALENTIN P. GAPONTSEV, an individual residing at 31 Hickory Lane, Worcester, Massachusetts 01609, USA ("VG") (IPG and VG shall individually be referred to as a "Party", and collectively as the "Parties").

                                   WITNESSETH:

WHEREAS, IF Fibre Devices (UK) Ltd. ("IPFD"), as lender, has assigned and sold to VG all of its right, title and interest in and to the Loan and Security Agreement between IPFD and IPG Photonics Corporation, dated August 23, 2002 (as amended, the "IPG Loan") under which IPG owes, as of July 31, 2006, principal and accrued interest of $4,613,947.

WHEREAS, IPG is the lender under the Non-Recourse Promissory Note dated April 1, 2003 (as amended the "VG Note"), under which VG owed to IPG as of July 31, 2006, principal and interest of $4,970,820.

WHEREAS, IPG and VG desire to exchange and offset their respective obligations to each other.

NOW, THEREFORE, intending to be bound, the Parties hereto agree as follows:

Article 1. EXCHANGE

1.1 VG and IPG hereby make the following exchanges, transfers and payments effective on the date of this Agreement:

     a.   VG will transfer the IPG Loan to IPG;

     b. IPG will mark the IPG Loan as 'cancelled' and IPG shall have no obligations to VG thereunder thereafter;

     c.   IPG will transfer the VG Note to VG;

     d. VG will mark the VG Note as 'cancelled' and VG shall have no obligations to IPG thereunder thereafter;

     e. VG will pay or cause to be paid IPG $356,873 in immediately available funds; and

     f. IPG will cancel the Pledge Agreement, dated as of March 5, 2001, as amended, and shall return to VG stock certificates Nos. 76 and 100.

1.2 Each of the Parties hereby represents and warrants to the other that each has the full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Party is a party or by which it is bound. This Agreement constitutes a valid and legally binding obligation of the Party, enforceable in accordance with its terms, subject to laws

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     of general application relating to bankruptcy, insolvency and the relief of debtors and by general principles of equity. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Party in connection with the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby.

Article 2. INDEMNIFICATION

Each Party shall indemnify and hold harmless the other Party against any and all loss, liability, damage or expenses which may be incurred by the Party due to any claims of a third party in connection with the breach, default or non-performance of the Agreement by the other Party on or after the date of execution of this Agreement.

Article 3. GENERAL

3.1 This Agreement contains the entire understanding among the Parties hereto with respect to the matters covered herein and supersedes and cancels any prior understanding with respect to the matters covered herein.

3.2 No changes, alterations or modifications hereto shall be effective unless made in writing and signed by all the Parties.

3.3 This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Massachusetts.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of the date first written above and each Party.

VALENTIN P. GAPONTSEV                   IPG PHOTONICS CORPORATION


By: /s/ Valentin P. Gapontsev           By: /s/ Angelo P. Lopresti
    ---------------------------------       ------------------------------------
    Valentin P. Gapontsev               Name: Angelo P. Lopresti
                                        Title: Vice President and Secretary


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